UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

 CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

 (Address of principal executive offices)

(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2011

Capstone Church Capital Fund

Annual Report

Dear Shareholder:

This is the Annual Report of the Capstone Church Capital Fund for the year ended September 30, 2011.  The Capstone Church Capital Fund is an investment company focused on investing in church bonds and church mortgage loans.  The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

The objective of the Fund is to provide a high level of income with investments primarily in church mortgage bonds and mortgage loans.  Additionally the Fund represents a unique opportunity for investors to participate in the growth and expansion of America’s churches.

Fixed Income Market Overview

Since our last update, the bond market has continued to post historically low interest rates and the Fed has announced another round of accommodative policy. “Operation Twist” was rolled out which, as hoped, led the Treasury curve to flatten.  This news arrived after pledging to keep interest rates low for the next two years. Although inflation is starting to pick-up in areas such as food and energy, we are not seeing its influence on interest rates at this time. U.S. Treasuries benefited from a continued flight-to-quality as global economic data remained poor, headline risk persisted, and volatility increased. We expect the economy to continue growing at a slow pace for the remainder of the year.

Performance

The Capstone Church Capital Fund produced a -0.68% total return at Net Asset Value for the year ended September 30, 2011.  The Barclays Capital U.S Credit Index returned 4.56% for the year.

The continued poor performance of the Capstone Church Capital Fund reflects the ongoing problems in the U.S. real estate market generally and the problems in the church real estate market specifically.  Much of this weakness in the real estate market can be tied directly to the weak economy that we are experiencing in the U. S.  With approximately 9% unemployment, many congregations have seen their weekly giving decline significantly.  Many churches that the Fund invested in embarked on expansions of their campuses at what turned out to be the high point of their membership.  As membership and giving declined, these churches were unable to meet their obligations.  The value of the underlying real estate has also declined such that if the church sold their real estate, they would not realize enough to pay off their debt.  As the Fund has had to look more and more to the underlying real estate, the Fund has marked down  certain of its holdings based on the current real estate market, including, in certain circumstances utilizing current appraisals of the property.

Outlook

The Capstone Church Capital Fund continues to reflect the difficult environment for churches in the U.S.  The poor economy has severely impacted giving and a church’s ability to meet its obligations.  Although there are indications that the worst of the recession maybe over, few economists believe that a recovery will be quick or robust.  It could take a number of years before the economic environment recovers to previous levels.  We believe that church obligations are still a good place to invest but difficult times have negatively impacted churches and the value of their real estate which backs their bonds and mortgages.  We cannot speculate as to when these difficulties will be overcome.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Portfolio Manager

Capstone Church Capital Fund

Capstone Church Capital Fund
Schedule of Investments
September 30, 2011

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Alabama		1.00%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$123,368
32,000	7.80%, 10/15/2025		31,837
	First Baptist Church of Irondale (g)
22,000	7.50%, 04/10/2017		22,185
23,000	7.50%, 10/10/2017		23,103
24,000	7.50%, 04/10/2018		24,125
25,000	7.50%, 04/10/2019		25,157
28,000	7.50%, 04/10/2020		28,034
30,000	7.50%, 04/10/2021		29,850
25,000	7.50%, 10/10/2018		25,145
27,000	7.50%, 10/10/2019		27,024
28,000	7.50%, 10/10/2020		27,860
32,000	8.00%, 04/10/2022		32,064
31,000	8.00%, 10/10/2021		31,056
Arizona		8.31%
	First Southern Baptist Church of Lake Havasu City, Inc. (c)
32,000	7.60%, 03/19/2028		30,246
38,000	7.60%, 03/19/2029		35,918
41,000	7.60%, 03/19/2030		38,753
44,000	7.60%, 03/19/2031		41,589
48,000	7.60%, 03/19/2032		45,370
51,000	7.60%, 03/19/2033		48,205
55,000	7.60%, 03/19/2034		51,986
60,000	7.60%, 03/19/2035		56,712
64,000	7.60%, 03/19/2036		60,493
70,000	7.60%, 03/19/2037		66,164
75,000	7.60%, 03/19/2038		70,890
37,000	7.60%, 09/19/2028		34,972
40,000	7.60%, 09/19/2029		37,808
43,000	7.60%, 09/19/2030		40,644
46,000	7.60%, 09/19/2031		43,479
50,000	7.60%, 09/19/2032		47,260
54,000	7.60%, 09/19/2033		51,041
58,000	7.60%, 09/19/2034		54,822
62,000	7.60%, 09/19/2035		58,602
42,000	7.60%, 09/19/2036		39,698
72,000	7.60%, 09/19/2037		68,054
24,000	8.00%, 03/19/2023		22,855
25,000	8.00%, 09/19/2023		23,810
	NAOS, Inc., dba Pure Heart Christian Fellowship
2,700,000	6.90%, 07/15/2029		2,686,230
Arkansas
	Bella Vista Assembly of God (g)	0.25%
113,000	8.00%, 03/01/2034		112,424
California		15.77%
	First Baptist Church of Clovis
12,000	7.30%, 04/15/2024		12,037
16,000	7.30%, 04/15/2033		15,920
75,000	7.30%, 04/15/2034		74,625
81,000	7.30%, 04/15/2035		80,595
88,000	7.30%, 04/15/2036		87,560
94,000	7.30%, 04/15/2037		93,530
20,000	7.30%, 10/15/2030		19,900
73,000	7.30%, 10/15/2033		72,635
78,000	7.30%, 10/15/2034		77,610
84,000	7.30%, 10/15/2035		83,580
90,000	7.30%, 10/15/2036		89,550
	Kern Christian Center
20,000	7.60%, 04/01/2024		20,060
21,000	7.60%, 04/01/2025		21,071
21,000	7.60%, 10/01/2024		21,067
23,000	7.60%, 10/01/2025		23,080
	Montecito Park Union Church (g)
40,000	7.30%, 04/15/2023		40,108
43,000	7.30%, 04/15/2024		43,133
39,000	7.30%, 10/15/2022		39,094
41,000	7.30%, 10/15/2023		41,119
45,000	7.30%, 10/15/2024		45,148
	Revival Pentecostal Tabernacle of San Diego
18,000	7.20%, 06/15/2021		17,906
18,000	7.20%, 12/15/2021		17,906
34,000	7.30%, 06/15/2030		33,823
36,000	7.30%, 06/15/2031		35,813
39,000	7.30%, 06/15/2032		38,797
42,000	7.30%, 06/15/2033		41,782
45,000	7.30%, 06/15/2034		44,766
49,000	7.30%, 06/15/2035		48,745
53,000	7.30%, 06/15/2036		52,724
57,000	7.30%, 06/15/2037		56,704
26,000	7.30%, 12/15/2029		25,865
36,000	7.30%, 12/15/2030		35,813
39,000	7.30%, 12/15/2031		38,797
41,000	7.30%, 12/15/2032		40,787
44,000	7.30%, 12/15/2033		43,771
48,000	7.30%, 12/15/2034		47,750
50,000	7.30%, 12/15/2035		49,740
54,000	7.30%, 12/15/2036		53,719
	San Bernardino Church of God Christian Centre (c) (e)
68,000	8.30%, 03/15/2024		33,823
73,000	8.30%, 09/15/2025		36,310
	Sonrise Baptist Church of Clovis (c) (d)
9,000	7.60%, 01/15/2030		4,842
32,000	7.60%, 01/15/2031		17,216
35,000	7.60%, 01/15/2032		18,830
37,000	7.60%, 01/15/2033		19,906
40,000	7.60%, 01/15/2034		21,520
43,000	7.60%, 01/15/2035		23,134
46,000	7.60%, 01/15/2036		24,748
50,000	7.60%, 01/15/2037		26,900
54,000	7.60%, 01/15/2038		29,052
1,000	7.60%, 07/15/2028		538
1,000	7.60%, 07/15/2030		538
33,000	7.60%, 07/15/2031		17,754
36,000	7.60%, 07/15/2032		19,368
13,000	7.60%, 07/15/2033		6,994
42,000	7.60%, 07/15/2034		22,596
45,000	7.60%, 07/15/2035		24,210
49,000	7.60%, 07/15/2036		26,362
52,000	7.60%, 07/15/2037		27,976
31,000	7.60%, 07/15/2038		16,678
	Trinity Southern Baptist Church of Livermore, California (g)
60,000	7.30%, 03/18/2029		59,700
124,000	7.30%, 03/18/2030		123,380
143,000	7.30%, 03/18/2032		142,285
153,000	7.30%, 03/18/2034		152,235
190,000	7.30%, 03/18/2036		189,050
48,000	7.20%, 09/18/2019		48,336
53,000	7.20%, 09/18/2020		53,079
96,000	7.30%, 09/18/2026		96,384
50,000	7.30%, 09/18/2027		49,750
50,000	7.30%, 09/18/2028		49,750
60,000	7.30%, 09/18/2029		59,700
128,000	7.30%, 09/18/2030		127,360
148,000	7.30%, 09/18/2032		147,260
159,000	7.30%, 09/18/2033		158,205
211,000	7.30%, 09/18/2037		209,945
228,000	7.30%, 09/18/2038		226,860
	Victory Christian Center of the Desert, Inc.
31,000	8.40%, 04/15/2021		30,733
34,000	8.40%, 04/15/2022		33,721
36,000	8.40%, 04/15/2023		35,719
40,000	8.40%, 04/15/2024		39,704
43,000	8.40%, 04/15/2025		42,695
47,000	8.40%, 04/15/2026		46,680
51,000	8.40%, 04/15/2027		50,235
55,000	8.40%, 04/15/2028		54,175
60,000	8.40%, 04/15/2029		59,100
65,000	8.40%, 04/15/2030		64,025
70,000	8.40%, 04/15/2031		68,950
76,000	8.40%, 04/15/2032		74,860
83,000	8.40%, 04/15/2033		81,755
90,000	8.40%, 04/15/2034		88,650
30,000	8.40%, 10/15/2020		29,736
32,000	8.40%, 10/15/2021		31,731
35,000	8.40%, 10/15/2022		34,720
38,000	8.40%, 10/15/2023		37,711
41,000	8.40%, 10/15/2024		40,701
45,000	8.40%, 10/15/2025		44,689
48,000	8.40%, 10/15/2026		47,280
53,000	8.40%, 10/15/2027		52,205
57,000	8.40%, 10/15/2028		56,145
62,000	8.40%, 10/15/2029		61,070
68,000	8.40%, 10/15/2030		66,980
74,000	8.40%, 10/15/2031		72,890
80,000	8.40%, 10/15/2032		78,800
87,000	8.40%, 10/15/2033		85,695
69,000	8.40%, 10/15/2034		67,965
	"The Well" Ministry of Rescue
21,000	8.40%, 05/15/2020		20,809
23,000	8.40%, 05/15/2021		22,653
25,000	8.40%, 05/15/2022		24,795
27,000	8.40%, 05/15/2023		26,787
22,000	8.40%, 11/15/2020		21,668
24,000	8.40%, 11/15/2021		23,798
26,000	8.40%, 11/15/2022		25,792
28,000	8.40%, 11/15/2023		27,784
	The United Pentecostal Church of Modesto, Inc. (c)
43,000	7.50%, 05/21/2021		36,361
45,000	7.50%, 05/21/2022		38,052
20,000	7.50%, 11/21/2020		16,912
43,000	7.50%, 11/21/2021		36,361
53,000	7.60%, 05/21/2024		45,182
56,000	7.60%, 05/21/2025		47,757
62,000	7.60%, 05/21/2026		52,892
66,000	7.60%, 05/21/2027		55,810
71,000	7.60%, 05/21/2028		60,038
89,000	7.60%, 05/21/2031		75,258
96,000	7.60%, 05/21/2032		81,178
103,000	7.60%, 05/21/2033		87,097
112,000	7.60%, 05/21/2034		94,707
51,000	7.60%, 11/21/2023		43,467
55,000	7.60%, 11/21/2024		46,893
59,000	7.60%, 11/21/2025		50,321
69,000	7.60%, 11/21/2027		58,346
73,000	7.60%, 11/21/2028		61,729
86,000	7.60%, 11/21/2030		72,722
92,000	7.60%, 11/21/2031		77,795
99,000	7.60%, 11/21/2032		83,714
115,000	7.60%, 11/21/2034		97,244
Colorado		1.10%
	Crossroads Church of Denver, Inc.
500,000	7.50%, 11/01/2038		497,450
Connecticut		1.21%
	Full Gospel Foundation Building Ministries International (g)
19,000	7.50%, 01/21/2021		18,901
21,000	7.50%, 01/21/2022		20,891
22,000	7.50%, 01/21/2023		21,886
24,000	7.50%, 07/21/2023		23,875
23,000	7.60%, 01/21/2026		23,078
30,000	7.60%, 01/21/2027		29,844
32,000	7.60%, 01/21/2028		31,834
35,000	7.60%, 01/21/2029		34,818
38,000	7.60%, 01/21/2030		37,802
40,000	7.60%, 01/21/2031		39,792
43,000	7.60%, 01/21/2032		42,776
29,000	7.60%, 07/21/2026		29,104
33,000	7.60%, 07/21/2028		32,828
36,000	7.60%, 07/21/2029		35,813
39,000	7.60%, 07/21/2030		38,797
42,000	7.60%, 07/21/2031		41,782
45,000	7.60%, 07/21/2032		44,766
Florida		15.84%
	Abyssinia Missionary Baptist Church Ministries, Inc.
257,000	7.50%, 03/15/2027		255,689
212,000	7.50%, 03/15/2028		210,919
187,000	7.50%, 03/15/2029		186,046
166,000	7.50%, 09/15/2027		165,153
120,000	7.50%, 09/15/2028		119,388
145,000	7.50%, 09/15/2029		144,260
290,000	7.50%, 03/15/2030		288,521
332,000	7.50%, 09/15/2030		330,307
91,000	7.50%, 03/15/2031		90,536
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021		65,595
75,000	7.90%, 01/21/2026		33,083
523,000	7.90%, 01/21/2030		228,708
124,000	7.90%, 07/21/2023		54,647
251,000	7.90%, 07/21/2025		110,691
129,000	7.90%, 07/21/2026		56,902
171,000	7.90%, 07/21/2027		74,778
218,000	7.90%, 07/21/2028		95,331
259,000	7.90%, 07/21/2030		113,261
	Celebration Baptist Church of Jacksonville, Florida, Inc.
17,000	8.10%, 06/15/2015		16,837
33,000	8.20%, 12/15/2015		32,284
29,000	8.40%, 12/15/2029		28,272
69,000	8.40%, 06/15/2021		67,268
74,000	8.40%, 06/15/2022		72,646
10,000	8.40%, 06/15/2025		9,828
24,000	8.40%, 06/15/2027		23,398
199,000	8.40%, 06/15/2034		194,005
65,000	8.40%, 12/15/2020		63,368
71,000	8.40%, 12/15/2021		69,687
71,000	8.40%, 12/15/2022		69,715
23,000	8.40%, 12/15/2026		22,423
32,000	8.40%, 12/15/2030		31,197
117,000	8.40%, 12/15/2032		114,063
84,000	8.40%, 12/15/2033		81,892
70,000	8.40%, 12/15/2034		68,243
	LifePoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		71,426
78,000	8.40%, 04/20/2020		78,070
84,000	8.40%, 04/20/2021		83,572
99,000	8.40%, 04/20/2023		99,218
108,000	8.40%, 04/20/2024		108,281
44,000	8.40%, 10/20/2018		44,238
75,000	8.40%, 10/20/2019		75,052
82,000	8.40%, 10/20/2020		81,582
89,000	8.40%, 10/20/2021		88,546
86,000	8.40%, 10/20/2022		86,172
43,000	8.40%, 10/20/2025		43,133
25,000	8.40%, 04/20/2031		24,873
100,000	8.40%, 10/20/2030		99,480
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		29,096
31,000	7.60%, 03/17/2026		31,112
33,000	7.60%, 03/17/2027		32,835
36,000	7.60%, 03/17/2028		35,820
38,000	7.60%, 03/17/2029		37,810
41,000	7.60%, 03/17/2030		40,795
44,000	7.60%, 03/17/2031		43,780
48,000	7.60%, 03/17/2032		47,760
52,000	7.60%, 03/17/2033		51,740
56,000	7.60%, 03/17/2034		55,720
60,000	7.60%, 03/17/2035		59,700
65,000	7.60%, 03/17/2036		64,675
70,000	7.60%, 03/17/2037		69,650
76,000	7.60%, 03/17/2038		75,620
8,000	7.60%, 09/17/2024		8,025
29,000	7.60%, 09/17/2025		29,102
33,000	7.60%, 09/17/2026		33,125
34,000	7.60%, 09/17/2027		33,830
38,000	7.60%, 09/17/2028		37,810
41,000	7.60%, 09/17/2029		40,795
44,000	7.60%, 09/17/2030		43,780
47,000	7.60%, 09/17/2031		46,765
51,000	7.60%, 09/17/2032		50,745
54,000	7.60%, 09/17/2033		53,730
59,000	7.60%, 09/17/2034		58,705
63,000	7.60%, 09/17/2035		62,685
68,000	7.60%, 09/17/2036		67,660
73,000	7.60%, 09/17/2037		72,635
79,000	7.60%, 09/17/2038		78,605
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c)
100,000	7.50%, 02/5/2031		93,040
54,000	7.50%, 08/5/2029		50,258
146,000	7.50%, 02/5/2029		135,911
112,000	7.50%, 02/5/2027		104,317
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
33,000	7.70%, 05/28/2013		20,024
26,000	7.70%, 11/28/2012		15,759
34,000	7.70%, 11/28/2013		20,679
35,000	7.80%, 05/28/2014		21,214
63,000	8.40%, 05/28/2021		37,643
68,000	8.40%, 05/28/2022		40,630
30,000	8.40%, 05/28/2024		18,063
86,000	8.40%, 05/28/2025		51,798
93,000	8.40%, 05/28/2026		56,033
154,000	8.40%, 05/28/2032		92,015
64,000	8.40%, 11/28/2021		38,240
32,000	8.40%, 11/28/2023		19,120
33,000	8.40%, 11/28/2024		19,873
91,000	8.40%, 11/28/2025		54,818
98,000	8.40%, 11/28/2026		58,555
42,000	8.40%, 11/28/2031		25,095
156,000	8.40%, 11/28/2032		93,210
	Truth For Living Ministries, Inc. (c) (d)
78,000	7.80%, 03/15/2024		41,597
81,000	7.80%, 09/15/2024		43,197
36,000	7.80%, 09/15/2027		19,199
49,000	7.80%, 03/15/2028		26,132
Georgia		4.98%
	Bible Baptist Church of Newnan, Inc. (c) (e)
32,000	7.60%, 03/01/2015		16,589
33,000	7.70%, 09/01/2015		17,081
11,000	7.80%, 09/01/2018		5,678
39,000	7.80%, 03/01/2018		20,120
46,000	7.80%, 03/01/2020		23,639
50,000	7.80%, 03/01/2021		25,540
45,000	7.80%, 09/01/2019		23,256
48,000	7.80%, 09/01/2020		24,672
50,000	7.90%, 03/01/2023		25,730
56,000	7.90%, 09/01/2022		28,812
38,000	7.90%, 03/01/2034		19,410
159,000	7.90%, 03/01/2036		81,217
89,000	7.90%, 09/01/2035		45,951
64,000	7.90%, 09/01/2036		33,050
54,000	8.00%, 03/01/2022		27,778
51,000	8.00%, 09/01/2021		26,224
	Restoration in the Word International Ministries, Inc. (c) (e)
7,000	7.80%, 11/15/2017		3,157
6,000	7.80%, 05/15/2018		2,708
7,000	7.80%, 05/15/2019		3,163
8,000	7.80%, 05/15/2020		3,596
8,000	7.80%, 05/15/2021		3,574
7,000	7.80%, 11/15/2018		3,161
8,000	7.80%, 11/15/2019		3,595
8,000	7.80%, 11/15/2020		3,574
9,000	8.00%, 05/15/2022		4,049
9,000	8.00%, 11/15/2021		4,048
	Victory Baptist Church of Loganville, Inc.
67,000	7.90% ,01/15/2030		66,652
72,000	7.90%, 01/15/2031		71,626
78,000	7.90%, 01/15/2032		77,594
84,000	7.90%, 01/15/2033		83,563
90,000	7.90%, 01/15/2034		89,532
98,000	7.90%, 01/15/2035		97,490
106,000	7.90%, 01/15/2036		105,449
115,000	7.90%, 01/15/2037		114,402
123,000	7.90%, 01/15/2038		122,360
69,000	7.90%, 07/15/2030		68,641
74,000	7.90%, 07/15/2031		73,615
81,000	7.90%, 07/15/2032		80,579
87,000	7.90%, 07/15/2033		86,548
95,000	7.90%, 07/15/2034		94,506
101,000	7.90%, 07/15/2035		100,475
110,000	7.90%, 07/15/2036		109,428
119,000	7.90%, 07/15/2037		118,381
129,000	7.90%, 07/15/2038		128,329
42,000	8.00%, 01/15/2024		42,105
40,000	8.00%, 07/15/2023		40,096
Illinois
	First Baptist Church of Melrose Park	2.02%
35,000	7.80%, 06/12/2019		33,460
37,000	7.80%, 06/12/2020		35,187
41,000	7.80%, 06/12/2021		38,749
45,000	7.80%, 06/12/2022		42,530
37,000	7.80%, 12/12/2019		35,180
40,000	7.80%, 12/12/2020		37,804
42,000	7.80%, 12/12/2021		39,694
51,000	7.90%, 06/12/2024		48,583
56,000	7.90%, 06/12/2025		53,362
43,000	7.90%, 06/12/2030		40,639
112,000	7.90%, 06/12/2034		105,851
50,000	7.90%, 12/12/2023		47,620
54,000	7.90%, 12/12/2024		51,451
86,000	7.90%, 12/12/2030		81,279
24,000	7.90%, 12/12/2033		22,682
117,000	7.90%, 12/12/2034		110,577
48,000	8.00%, 06/12/2023		45,706
45,000	8.00%, 12/12/2022		42,840
Indiana		4.34%
	Madison Park Church of God, Inc.
70,000	7.90%, 01/31/2024		66,675
100,000	7.90%, 01/31/2025		95,280
100,000	7.90%, 01/31/2026		95,320
50,000	7.90%, 01/31/2027		47,255
100,000	7.90%, 01/31/2028		94,510
193,000	7.90%, 01/31/2029		182,404
169,000	7.90%, 01/31/2032		159,722
151,000	7.90%, 07/31/2025		143,903
95,000	7.90%, 07/31/2029		89,784
306,000	7.90%, 07/31/2031		289,201
196,000	8.00%, 01/31/2023		186,612
189,000	8.00%, 07/31/2022		179,909
	Mizpah, Inc. Ebenezer Missionary Baptist Church
27,000	7.90%, 06/22/2033		26,592
29,000	7.90%, 06/22/2034		28,562
32,000	7.90%, 06/22/2035		31,517
34,000	7.90%, 06/22/2036		33,487
38,000	7.90%, 06/22/2037		37,426
24,000	7.90%, 12/22/2031		23,638
26,000	7.90%, 12/22/2032		25,607
29,000	7.90%, 12/22/2033		28,562
31,000	7.90%, 12/22/2034		30,532
33,000	7.90%, 12/22/2035		32,502
36,000	7.90%, 12/22/2036		35,456
Louisiana		4.01%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		43,267
49,000	7.80%, 04/20/2021		48,750
44,000	7.80%, 10/20/2019		44,035
48,000	7.80%, 10/20/2020		47,755
52,000	7.80%, 10/20/2021		51,735
73,000	7.90%, 04/20/2026		73,255
79,000	7.90%, 04/20/2027		78,597
85,000	7.90%, 04/20/2028		84,567
47,000	7.90%, 04/20/2029		46,760
100,000	7.90%, 04/20/2030		99,490
103,000	7.90%, 04/20/2031		102,475
91,000	7.90%, 04/20/2032		90,536
126,000	7.90%, 04/20/2033		125,357
136,000	7.90%, 04/20/2034		135,306
70,000	7.90%, 10/20/2025		70,231
88,000	7.90%, 10/20/2028		87,551
96,000	7.90%, 10/20/2029		95,510
103,000	7.90%, 10/20/2030		102,475
15,000	7.90%, 10/20/2031		14,924
121,000	7.90%, 10/20/2032		120,383
141,000	7.90%, 10/20/2034		140,281
53,000	8.00%, 04/20/2022		53,106
56,000	8.00%, 10/20/2022		56,123
Maryland		0.06%
	Ark of Safety Christian Church, Inc. (c)
40,000	8.00%, 04/15/2029		25,868
Massachusetts		3.56%
	Harvest Ministries of New England, Inc.
12,000	7.30%, 02/20/2025		12,040
67,000	7.30%, 02/20/2026		67,248
71,000	7.30%, 02/20/2027		70,638
76,000	7.30%, 02/20/2028		75,612
83,000	7.30%, 02/20/2029		82,577
89,000	7.30%, 02/20/2030		88,546
95,000	7.30%, 02/20/2031		94,515
95,000	7.30%, 02/20/2033		94,515
118,000	7.30%, 02/20/2034		117,398
127,000	7.30%, 02/20/2035		126,352
64,000	7.30%, 08/20/2025		64,224
69,000	7.30%, 08/20/2026		69,269
75,000	7.30%, 08/20/2027		74,618
80,000	7.30%, 08/20/2028		79,592
85,000	7.30%, 08/20/2029		84,567
99,000	7.30%, 08/20/2031		98,495
63,000	7.30%, 08/20/2032		62,679
114,000	7.30%, 08/20/2033		113,419
132,000	7.30%, 08/20/2035		131,327
Michigan		0.13%
	Living Bread Ministries, Inc. (c)
10,000	7.50%, 02/15/2016		3,284
22,000	7.50%, 02/15/2017		7,240
24,000	7.50%, 02/15/2018		7,874
26,000	7.50%, 02/15/2019		8,541
21,000	7.50%, 08/15/2016		6,905
22,000	7.50%, 08/15/2017		7,247
24,000	7.50%, 08/15/2018		7,879
26,000	7.50%, 08/15/2019		8,546
New Jersey		1.56%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		9,702
15,000	7.90%, 05/10/2024		11,199
16,000	7.90%, 05/10/2025		11,949
24,000	7.90%, 05/10/2028		17,777
27,000	7.90%, 05/10/2029		19,999
30,000	7.90%, 05/10/2030		22,221
33,000	7.90%, 05/10/2031		24,443
36,000	7.90%, 05/10/2032		26,665
40,000	7.90%, 05/10/2033		29,628
44,000	7.90%, 05/10/2034		32,591
48,000	7.90%, 05/10/2035		35,554
52,000	7.90%, 05/10/2036		38,516
61,000	7.90%, 05/10/2037		45,183
24,000	7.90%, 11/10/2023		17,914
26,000	7.90%, 11/10/2024		19,414
28,000	7.90%, 11/10/2025		20,916
22,000	7.90%, 11/10/2027		16,295
35,000	7.90%, 11/10/2028		25,924
37,000	7.90%, 11/10/2029		27,406
41,000	7.90%, 11/10/2030		30,369
33,000	7.90%, 11/10/2031		24,443
48,000	7.90%, 11/10/2032		35,554
56,000	7.90%, 11/10/2034		41,479
61,000	7.90%, 11/10/2035		45,183
66,000	7.90%, 11/10/2036		48,886
11,000	8.00%, 05/10/2022		8,205
22,000	8.00%, 11/10/2022		16,414
North Carolina		0.04%
	Accumulated Resources of Kindred Spirits (c) (e)
66,000	7.75%, 12/01/2009		19,582
Ohio		3.10%
	Worldview Community Church (c)
15,000	7.50%, 06/12/2018		12,648
60,000	7.50%, 12/12/2020		50,070
62,000	7.50%, 06/12/2021		51,739
65,000	7.50%, 12/12/2021		54,242
67,000	8.00%, 06/12/2022		56,307
70,000	8.00%, 12/12/2022		58,842
73,000	7.60%, 06/12/2023		61,386
75,000	7.60%, 12/12/2023		63,082
78,000	7.60%, 06/12/2024		65,614
82,000	7.60%, 12/12/2024		68,995
84,000	7.60%, 06/12/2025		70,686
109,000	7.60%, 06/12/2032		90,960
118,000	7.60%, 12/12/2029		98,471
127,000	7.60%, 12/12/2030		105,981
132,000	7.60%, 06/12/2031		110,154
148,000	7.60%, 12/12/2032		123,506
153,000	7.60%, 06/12/2033		127,679
159,000	7.60%, 12/12/2033		132,686
Pennsylvania		1.29%
	Impacting Your World Ministries, Inc.
18,000	6.90%, 03/10/2012		18,013
25,000	7.00%, 09/10/2012		25,190
26,000	7.20%, 03/10/2013		26,260
34,000	7.20%, 03/10/2014		34,432
34,000	7.20%, 09/10/2013		34,439
43,000	7.20%, 09/10/2014		43,344
43,000	7.30%, 03/10/2015		43,301
47,000	7.30%, 03/10/2016		46,939
46,000	7.30%, 09/10/2015		46,235
49,000	7.30%, 09/10/2016		48,951
51,000	7.40%, 03/10/2017		51,194
52,000	7.40%, 09/10/2017		52,229
55,000	7.50%, 03/10/2018		55,275
56,000	7.50%, 09/10/2018		56,314
Rhode Island		2.70%
	The Cathedral of Life Christian Assembly
7,000	7.60%, 08/15/2037		6,964
10,000	7.50%, 08/15/2016		10,070
11,000	7.50%, 08/15/2017		11,099
15,000	7.30%, 08/15/2014		15,154
23,000	7.50%, 02/15/2021		22,883
23,000	7.50%, 08/15/2020		23,030
25,000	7.50%, 02/15/2022		24,873
25,000	7.50%, 08/15/2021		24,873
26,000	8.00%, 08/15/2022		26,052
28,000	8.00%, 02/15/2023		28,062
35,000	7.60%, 08/15/2026		35,129
37,000	7.60%, 02/15/2027		36,811
39,000	7.60%, 08/15/2027		38,801
40,000	7.60%, 02/15/2028		39,796
41,000	7.60%, 08/15/2028		40,791
43,000	7.60%, 02/15/2029		42,781
45,000	7.60%, 08/15/2029		44,770
46,000	7.60%, 02/15/2030		45,765
48,000	7.60%, 08/15/2030		47,755
50,000	7.60%, 02/15/2031		49,745
52,000	7.60%, 08/15/2031		51,735
53,000	7.60%, 02/15/2032		52,730
58,000	7.60%, 02/15/2033		57,704
58,000	7.60%, 02/15/2037		57,704
60,000	7.60%, 08/15/2033		59,694
62,000	7.60%, 02/15/2034		61,684
62,000	7.60%, 08/15/2036		61,684
65,000	7.60%, 08/15/2034		64,668
67,000	7.60%, 02/15/2035		66,658
70,000	7.60%, 08/15/2035		69,643
Tennessee		2.69%
	Grace Christian Fellowship Church, Inc. (c)
20,000	8.40%, 07/18/2029		13,790
21,000	8.40%, 04/18/2031		14,482
30,000	8.40%, 01/18/2029		20,685
34,000	8.40%, 07/18/2024		23,627
35,000	8.40%, 10/18/2028		24,136
38,000	8.40%, 07/18/2021		26,201
38,000	8.40%, 07/18/2031		26,201
39,000	8.40%, 10/18/2021		26,894
40,000	8.40%, 01/18/2022		27,768
41,000	8.40%, 04/18/2022		28,470
41,000	8.40%, 07/18/2022		28,470
42,000	8.40%, 10/18/2022		29,169
44,000	8.40%, 01/18/2023		30,558
44,000	8.40%, 04/18/2023		30,562
45,000	8.40%, 07/18/2023		31,257
46,000	8.40%, 10/18/2023		31,961
47,000	8.40%, 01/18/2024		32,651
47,000	8.40%, 04/18/2024		32,660
50,000	8.40%, 10/18/2024		34,750
51,000	8.40%, 01/18/2025		35,445
52,000	8.40%, 04/18/2025		36,145
52,000	8.40%, 04/18/2029		35,859
54,000	8.40%, 10/18/2025		37,541
56,000	8.40%, 01/18/2026		38,931
56,000	8.40%, 04/18/2026		38,937
58,000	8.40%, 10/18/2026		39,997
60,000	8.40%, 01/18/2027		41,370
75,000	8.40%, 10/18/2029		51,720
77,000	8.40%, 01/18/2030		53,091
78,000	8.40%, 04/18/2030		53,789
81,000	8.40%, 07/18/2030		55,849
81,000	8.40%, 10/18/2030		55,858
88,000	8.40%, 10/18/2031		60,685
100,000	8.40%, 04/18/2033		68,960
Texas		7.60%
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		201,740
100,000	7.60%, 06/15/2018		100,520
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		25,087
118,000	7.20%, 03/19/2026		118,460
72,000	7.20%, 03/19/2027		71,640
136,000	7.20%, 03/19/2028		135,320
146,000	7.20%, 03/19/2029		145,270
157,000	7.20%, 03/19/2030		156,215
49,000	7.20%, 03/19/2031		48,755
93,000	7.20%, 09/19/2025		93,344
122,000	7.20%, 09/19/2026		122,488
132,000	7.20%, 09/19/2027		131,340
141,000	7.20%, 09/19/2028		140,295
152,000	7.20%, 09/19/2029		151,240
162,000	7.20%, 09/19/2030		161,190
139,000	7.20%, 09/19/2031		138,305
94,000	8.00%, 03/19/2023		94,226
99,000	8.00%, 09/19/2023		99,257
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		99,490
20,000	7.80%, 06/15/2021		19,896
19,000	7.80%, 12/15/2020		18,901
23,000	7.90%, 06/15/2023		23,055
23,000	7.90%, 12/15/2022		23,051
24,000	7.90%, 12/15/2023		24,062
21,000	8.00%, 06/15/2022		21,040
21,000	8.00%, 12/15/2021		21,036
	Iglesia Templo Jerusalen
36,000	7.90%, 06/12/2033		35,813
37,000	7.90%, 12/12/2032		36,808
46,000	7.90%, 12/12/2027		45,761
48,000	7.90%, 06/12/2029		47,750
58,000	7.90%, 06/12/2028		57,698
60,000	7.90%, 12/12/2028		59,688
65,000	7.90%, 12/12/2029		64,662
68,000	7.90%, 06/12/2030		67,646
76,000	7.90%, 12/12/2033		75,605
79,000	7.90%, 12/12/2035		78,589
86,000	7.90%, 12/12/2036		85,553
93,000	7.90%, 06/12/2034		92,516
96,000	7.90%, 12/12/2034		95,501
100,000	7.90%, 06/12/2035		99,480
108,000	7.90%, 06/12/2036		107,438
Virginia		0.48%
	New Life Anointed Ministries International, Inc. (c)
171,000	7.80%, 06/21/2020		35,294
64,000	7.80%, 06/21/2022		13,222
103,000	7.80%, 06/21/2024		21,300
100,000	7.80%, 12/21/2020		20,510
60,000	7.80%, 12/21/2023		12,402
142,000	7.80%, 12/21/2025		29,380
124,000	7.80%, 06/21/2023		25,631
115,000	7.80%, 12/21/2024		23,782
	Old Bridge United Methodist Church
40,000	7.90%, 09/24/2023		37,288
Washington		1.45%
	Cascade Christian Center of Skagit Valley (g)
3,000	8.40%, 04/20/2028		2,836
4,000	8.40%, 10/20/2036		3,781
6,000	8.40%, 04/20/2035		5,671
9,000	8.40%, 04/20/2033		8,507
10,000	8.40%, 04/20/2026		9,531
11,000	8.40%, 10/20/2026		10,397
20,000	8.40%, 04/20/2027		18,904
20,000	8.40%, 10/20/2021		18,904
21,000	8.40%, 04/20/2022		19,986
22,000	8.40%, 10/20/2022		20,942
23,000	8.40%, 04/20/2023		21,898
24,000	8.40%, 04/20/2024		22,860
24,000	8.40%, 10/20/2023		22,855
26,000	8.40%, 10/20/2024		24,768
28,000	8.40%, 10/20/2030		26,466
38,000	8.40%, 04/20/2036		35,918
44,000	8.40%, 04/20/2031		41,589
46,000	8.40%, 10/20/2031		43,479
48,000	8.40%, 04/20/2032		45,370
48,000	8.40%, 10/20/2035		45,370
50,000	8.40%, 10/20/2032		47,260
54,000	8.40%, 10/20/2033		51,041
57,000	8.40%, 04/20/2034		53,876
58,000	8.40%, 10/20/2034		54,822
Washington, DC		0.53%
	Metropolitan Baptist Church (c)
45,000	8.40%, 07/12/2018		20,358
77,000	8.20%, 01/12/2015		34,881
80,000	8.30%, 07/12/2015		36,288
98,000	8.40%, 01/12/2018		44,316
100,000	8.40%, 01/12/2027		44,410
130,000	8.40%, 01/12/2033		58,227

Total Church Mortgage Bonds (Cost $43,321,578)		84.02%	37,988,510

CHURCH MORTGAGE LOANS (b)

California		3.08%
	Mount Olive Missionary Baptist Church of Fresno (f)
970,253	7.75%, 09/01/2037		917,083
	The Sound of His Voice Christian Fellowship, Inc. (c) (e)
1,034,864	7.75%, 09/01/2037		473,657
Georgia		1.78%
	God First Breakthrough Ministries, Inc. (f)
1,074,166	8.75%, 08/01/2037		805,732
Nevada		0.94%
	Iglesia Chrisiana Verbo De Dios, Inc. (f)
428,043	9.00%, 05/01/2033		425,903
New Jersey		1.68%
	Igreja Batista Do Calvario
763,392	8.75%, 08/01/2038		759,575
Texas		3.77%
	Pleasant Grove Missionary Baptist Foundation (c)
1,711,033	7.50%, 08/01/2033		1,702,478

Total Church Mortgage Loans (Cost $5,981,751)		11.25%	5,084,428

US TREASURY OBLIGATIONS (Cost $146,846)		0.38%
	US Treasury Note
150,000	4.50%, 02/15/2016		173,970

SHORT TERM INVESTMENTS		5.78%

Money Market Funds
2,612,409	Fifth Third Institutional Money Market - 0.06%*		2,612,409
	(Cost $2,612,409)

Total Investments - (Cost $52,062,584)		101.43%	$45,859,317

LIABILITIES IN EXCESS OF OTHER ASSETS		(1.43)%	(645,482)

Net Assets		100.00%	$45,213,835

(a) The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty. The Issuer does not have the right to extend the terms of the offering. The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.
(b) The Mortgagee has the right to prepay the Loans at any time. The Loans are generally considered to be illiquid due to the limited, if any, secondary market. The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund. See Note 3.
(c) In default. Security is considered non-income producing, as no interest was paid on the last interest payment date prior to September 30, 2011.
(d) The trustee of the issuer has initiated foreclosure proceedings against the bond issuer and/or the bond issuer is in bankruptcy.
(e) The trustee of the issuer has completed foreclosure proceedings against the bond issuer.
(f) In default. Security is considered income producing; however, interest payments received on the last interest payment date represented only a portion of the total interest due.
(g) Security is pledged as collateral for the note payable.

* Variable rate security; the coupon rate shown represents the yield at September 30, 2011.

Capstone Church Capital Fund
Statement of Assets and Liabilities
September 30, 2011

Assets:
Investments in Securities, at Fair Value (Cost $52,062,584)	$ 45,859,317
Receivables:
Interest	664,617
Prepaid Expenses	13,032
Total Assets	46,536,966
Liabilities:

Accrued Management Fees (Note 4)	16,754
Accrued Administrative Fees (Note 4)	2,792
Accrued Service Fees (Note 4)	5,584
Accrued Compliance Fees (Note 4)	2,657
Accrued Legal and Professional Fees	54,481
Accrued Interest (Note 8)	20,252
Other Accrued Expenses	20,611
Note Payable (Note 8)	1,200,000
Total Liabilities	1,323,131
Net Assets	$ 45,213,835

Net Assets Consist of:
Paid In Capital	$ 51,836,917
Distributions in Excess of Accumulated Undistributed Net Investment Income	(351,876)
Accumulated Undistributed Realized Loss on Investments	(67,939)
Unrealized Depreciation in Fair Value of Investments	(6,203,267)
Net Assets, for 2,158,911 Shares Outstanding (6,200,000 Shares Authorized)	$ 45,213,835

Net Asset Value per share ($45,213,835/2,158,911 shares)	$ 20.94
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 21.64

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Operations
For the year ended September 30, 2011

Investment Income:
Interest	$ 2,687,443
Total Investment Income	2,687,443

Expenses:
Advisory Fees (Note 4)	212,324
Service Fees (Note 4)	117,913
Audit Fees	109,000
Interest Expense	92,597
Legal Fees	69,660
Appraisal Fees	53,900
Transfer Agent and Accounting Fees	47,251
Miscellaneous Fees	39,940
Trustees' Retainer and Meeting Expenses	35,903
Administrative Fees (Note 4)	35,387
Registration Fees	23,095
Printing and Mailing Fees	22,115
Compliance Fees (Note 4)	15,535
Custody Fees	7,996
Insurance Expense	5,955
Total Expenses	888,571
Voluntary Expense Waiver from the Distributor (Note 4)	(46,079)
Net Expenses	842,492

Net Investment Income	1,844,951

Realized and Unrealized (Loss) on Investments:
Realized Loss on Investments	(64,800)
Net Change in Unrealized Depreciation on Investments	(2,077,077)
Realized and Unrealized Loss on Investments	(2,141,877)

Net Decrease in Net Assets Resulting from Operations	$ (296,926)

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statements of Changes in Net Assets

	Years Ended
	9/30/2011	9/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,844,951	$ 2,679,544
Net Realized Loss on Investments	(64,800)	(1,240)
Change in Unrealized Depreciation on Investments	(2,077,077)	(3,380,374)
Net Decrease in Net Assets Resulting from Operations	(296,926)	(702,070)

Distributions to Shareholders:
Net Investment Income	(2,008,998)	(2,802,910)
Total Dividends and Distributions Paid to Shareholders	(2,008,998)	(2,802,910)

Capital Share Transactions:
Proceeds from Sale of Shares	38,483	4,965,425
Shares Issued on Reinvestment of Dividends	849,368	1,856,903
Cost of Shares Repurchased	(2,584,647)	(11,308,130)
Net Decrease from Shareholder Activity	(1,696,796)	(4,485,802)

Net Assets:
Net Decrease in Net Assets	(4,002,720)	(7,990,782)
Beginning of Period	49,216,555	57,207,337
End of Period (Including Distributions in Excess of Accumulated
Undistributed Net Investment Income of ($351,876) and ($187,829), respectively	$ 45,213,835	$ 49,216,555

Share Transactions:
Shares Sold	1,561	210,909
Shares Issued on Reinvestment of Dividends	39,342	79,214
Shares Repurchased	(117,125)	(480,105)
Net Increase (Decrease) in Shares	(76,222)	(189,982)
Outstanding at Beginning of Period	2,235,133	2,425,115
Outstanding at End of Period	2,158,911	2,235,133

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the year ended September 30, 2011

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$ (296,926)
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by (used for) operating activities:
Proceeds from disposition of long-term investment securities	1,672,073
Purchase of short-term investments, net	(1,062,565)
Increase in Prepaid Expenses	(4,083)
Decrease in Interest Receivable	162,232
Decrease in Accrued Expenses	(106,389)
Unrealized depreciation on investments	2,077,077
Realized loss from investments	64,800
Amortization of premiums and discounts	(425)
Net cash provided by operating activities	$ 2,505,794

Cash flows provided by (used for) financing activities:
Proceeds from note payable	$ 1,200,000
Proceeds from shares sold	38,483
Distributions paid in cash	(1,159,630)
Payments for shares purchased	(2,584,647)
Net cash provided by (used for) financing activities	(2,505,794)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reivestment of dividends of $849,368.

Interest paid during the year ended September 30, 2011 amounted to $72,345.

The accompanying notes are an integral part of these financial statements

Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year ended	Year ended	Year ended	Year ended	Year ended
	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net Asset Value, at Beginning of Year (a)	$ 22.02	$ 23.59	$ 23.84	$ 23.98	$ 23.97

Income From Investment Operations:
Net Investment Income (b)	0.86	1.15	1.33	1.43	1.55
Net Loss on Securities (Realized and Unrealized)	(1.00)	(1.51)	(0.21)	(0.09)	(0.09)
Total from Investment Operations	(0.14)	(0.36)	1.12	1.34	1.46

Distributions:
Net Investment Income	(0.94)	(1.21)	(1.35)	(1.48)	(1.45)
Return of capital	-	-	(0.02)	-	-
Total from Distributions	(0.94)	(1.21)	(1.37)	(1.48)	(1.45)

Repurchase Fees	-	-	-	-	-	(c)

Net Asset Value, at End of Year (a)	$ 20.94	$ 22.02	$ 23.59	$ 23.84	$ 23.98

Market Value (d)	$ -	$ -	$ -	$ -	$ -

Total Return (e)	(0.68)%	(1.72)%	4.84%	5.75%	6.27%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 45,214	$ 49,217	$ 57,207	$ 48,504	$ 15,285
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.92%	1.14%	1.17%	1.22%	1.96%
Ratio of Net Investment Income to Average Net Assets	3.88%	4.83%	5.45%	5.77%	5.46%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	1.82%	1.06%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	3.98%	4.91%	5.62%	5.99%	6.42%
Portfolio Turnover	0.00%	0.00%	4.19%	17.74%	22.59%
Average Short-term Borrowing Outstanding	$ 1,163,836	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Weighted Average Fund Shares Outstanding (Thousands)	2,144	N/A	N/A	N/A	N/A
Average Short-term Borrowing Outstanding Per Share	$ 0.54	N/A	N/A	N/A	N/A
Asset Coverage	3,868%	N/A	N/A	N/A	N/A

(a) Price does not include sales charge. A maximum sales charge of 3.25%, unless waived or reduced, was applicable to sale of Fund shares prior to December 7, 2006.
Pursuant to a waiver by the Fund's distributor, from January 28, 2007 through January 28, 2009, no sales charge is applicable to sales of Fund shares.

A maximum sales charge of  1.50%, unless waived or reduced, was applicable to sale of Fund shares beginning January 29, 2009.   Effective August 1, 2010, the maximum sales charge of 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

(b) Amount calculated based on average shares outstanding throughout the year.
(c) Rounds to less than $.005 per share.
(d) There is no established secondary market for the Fund's shares.

(e) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

N/A Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is investing its assets in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for  purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

A sales charge generally ranging from 3.25% to 0.50% of the offering price became effective August 1, 2010.  From January 29, 2009 through July 31, 2010, a sales charge generally ranging from 1.50% to 1.00% of the offering price, declining to 0% for investments over $1,000,000, was in effect.  From December 7, 2006 through January 28, 2009, the Fund’s shares were not subject to a sales charge.  Prior to December 7, 2006, the Fund's shares were continuously offered subject to a sales charge generally ranging from 3.25% to .50% of the offering price.   Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders are otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offer annually.  The deadline for submitting repurchase requests is be 4:00 PM Eastern Time on the last business day of each September, unless shareholders are otherwise notified.  The percentage of the outstanding shares subject to repurchase will be set annually by the Board of Trustees and would be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer would be computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE:

The Fund’s investment objective is to provide a high level of current income.  It seeks to achieve this objective through investing primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church mortgage bonds on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  The Adviser’s fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

Fair value is generally determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  Capstone Asset Management Company (“CAMCO” or “Adviser”) constructs and maintains a church bond benchmark yield curve based on new

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

 issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including the underwriters of a significant volume of church mortgage bonds from which the Fund has acquired the substantial majority of its investments in church mortgage bonds and church mortgage loans.

When the bond issue becomes delinquent on interest, principal, sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures also have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property (7.00% - 8.00%)

-

risk adjusted discount rate (4.95% - 6.50%)

-

estimated time to sell in years (1 – 3 years)

-

      probability of foreclosure

Similar methods are used to value church mortgage loans held or to be purchased by the Fund.  Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate all of the Loan Fund’s investments. See Note 10. In determining the fair value of the church mortgage loans, the Advisor also considered the potential results of the trustee’s actions, including restructuring, refinance, acceleration of payments or other liquidation of property collateralizing the church mortgage loans.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. See Note 10.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in money market funds are generally priced at the money market fund’s ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3  - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2011:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2011
Church Mortgage Bonds	$ -	$ -	$ 37,988,510	$ 37,988,510
Church Mortgage Loans	-	-	5,084,428	5,084,428
US Treasury Obligations	-	173,970	-	173,970
Short Term Investments	2,612,409	-	-	2,612,409
	$ 2,612,409	$ 173,970	$ 43,072,938	$ 45,859,317

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no significant transfers between levels during the year ended September 30, 2011.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 9/30/2010	$ 41,784,551	$ 5,101,776	$ 46,886,327
Accrued Accretion/(Amortization)	(7)	-	(7)
Change in Unrealized Appreciation/(Depreciation)	(2,074,034)	(2,475)	(2,076,509)
Realized Gain/(Loss)	(64,800)	-	(64,800)
Net Purchase/(Sales and Paydowns)	(1,657,200)	(14,873)	(1,672,073)
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2011	$ 37,988,510	$ 5,084,428	$ 43,072,938

The total change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2011 includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$(2,078,221)
Church Mortgage Loans	(2,475)
Total	$(2,080,696)

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $0 and $1,672,073, respectively, for the year ended September 30, 2011.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2011, the Fund qualified under the provisions and accordingly, no provision for federal income tax has been made.

As of and during year ended September 30, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2011, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2008 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“ASU 2011-04”). ASU 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

 (4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2011, the Fund incurred advisory fees of $212,324.

Prior to August 9, 2011, CAMCO also served as administrator for the Fund.  For its services as administrator, CAMCO receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.

On August 9, 2011, the Fund’s Board of Trustees approved a new administration agreement with CFS Consulting Services, LLC (“CCS”). CCS, an affiliate of CAMCO, is a wholly owned subsidiary of CFS. The new administration agreement provides for services and fees that are substantially the same as the old agreement. For the year ended September 30, 2011, the Fund incurred total administrative fees of $35,387.

Prior to August 17, 2011, CAMCO, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board. For these services, the Fund paid CAMCO a monthly fee at the annual rate of 0.025% of average daily net assets.

On August 17, 2011, the Fund’s Board of Trustees approved a new compliance services agreement with CCS. The new compliance services agreement provides for certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund. For these services the Fund pays CCS a monthly fee at the annual rate of 0.025% of average daily net assets for compliance services other that the compensation of the CCO. In addition, the CCO compensation is paid monthly at an annual rate of $21,000.  For the year ended September 30, 2011, the Fund incurred compliance service and CCO fees of $15,535.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund (the "Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2011, the distributor received sales charges of $448.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through September 30, 2011, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges are waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invest at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2011, fees accrued under the Plan were $117,913 of which $46,079 was voluntarily waived by the Distributor.

Certain officers and trustees of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2011, the Fund incurred transfer agent and accounting fees and expenses of $47,251.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares for September 30, 2010 and September 30, 2011.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount.  During the period October 1, 2010 through September 30, 2011, the Fund repurchased shares as follows:

Repurchase request deadline	9/30/2010
Repurchase pricing date	10/13/2010
Shares repurchased	117,125
Percentage of Fund shares outstanding	5.24%

Repurchase request deadline	9/30/2011
Repurchase pricing date	10/7/2011
Shares repurchased	107,975
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered.  This policy may be amended by the Fund’s Board of Trustees, subject to applicable regulatory limits and its fundamental policies.

(6)

FEDERAL INCOME TAXES

As of September 30, 2011, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$52,531,624
Gross unrealized appreciation	$41,593
Gross unrealized depreciation	(6,713,900)
Net unrealized depreciation	(6,672,307)
Undistributed ordinary income	64,364
Undistributed Realized Long Term Capital Gain/(Loss)	(3,139)
Total distributable earnings	$(6,611,082)

As of September 30, 2011, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations, differing treatment for the recognition of interest income, and post-October loss deferral of $64,800.

As of September 30, 2011, the Fund had a capital loss carryforward of which $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

The tax character of distributions paid for year ended September 30, 2011 was as follows:

Ordinary income	$ 2,008,998

The tax character of distributions paid for year ended September 30, 2010 was as follows:

Ordinary income	$ 2,802,910

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 10.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk.  The Fund may invest in obligations that are rated BBB by S&P or Baa by Moody's or that are deemed by the Adviser to be of comparable quality. Such obligations may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

(8)

LOAN AGREEMENT

Effective October 12, 2010, the Fund entered into a $1,200,000 loan agreement with Foundation Capital Resources, Inc. with interest at an annual rate of 8.0%, representing the weighted average interest rate and average borrowings for the year ended September 30, 2011.  The loan matured on July 15, 2011. Effective July 15, 2011, the Fund renewed the $1,200,000 loan, plus $7,907 in interest from June 12 to July 15, 2011, through July 15, 2012 at the same interest rate. The loan renewal calls for quarterly principal reductions of $300,000, plus all outstanding unpaid interest on October 15, 2011, January 15, 2012 and April 15, 2012, with any unpaid balances due on July 15, 2012. The Fund paid fees of $12,500 and $12,080 in connection with the initial loan and the loan renewal, respectively.

The Fund is required to maintain portfolio securities having a par value of at least three times the outstanding loan balance as security for the loan.  As of September 30, 2011, $1,200,000 was outstanding pursuant to the terms of the loan and the Fund had identified with the Fund’s custodian approximately $3,700,000 of the Fund’s portfolio securities to satisfy the security requirement of the loan agreement.

The Investment Company Act of 1940 (“1940 Act”) requires that the Fund maintain 300% asset coverage,  calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding.  As of September 30, 2011, asset coverage was 3,868%.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      GOING CONCERN

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including repayment of its note payable, as well as redemption of Fund shareholders in accordance with its annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, requires the Fund to be able to timely liquidate certain holdings, or generate other borrowings, in order to meet these obligations. These factors, as well as the current

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

general illiquidity and lack of any secondary market for the Fund’s holdings, create an uncertainty about the Fund’s ability to continue as a going concern. Management of the Fund  intends to vigorously pursue sales of the Fund’s holdings and believes that such sales, coupled with the expected liquidation of defaulted securities, an extension of the line of credit and the ongoing collection of interest and principal payments, will be sufficient to satisfy the operating and repurchase funding requirements.

(11)      SUBSEQUENT EVENT

A routine meeting of shareholders was held on November 18, 2011, for the purpose of approving the continuation of the investment advisory contract with CAMCO, the election of directors, including the election of an additional independent director, and to authorize the change of the date of the annual repurchase offer from the last business day of September to the last business day of August (See Note 1). The meeting was adjourned and rescheduled for December 12, 2011, due to a lack of quorum.

A.REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”), as of September 30, 2011, and the related statements of operations and cash flows, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $43,072,938 (95% of net assets) as of September 30, 2011, whose fair values have been estimated by policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 10 to the financial statements, the Fund may not have sufficient cash to continue to meet its obligations. These conditions raise substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 29, 2011

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION (Unaudited)

       SEPTEMBER 30, 2011

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.  The portfolio holdings are also available at www.churchbondfund.com.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS (Unaudited)

        SEPTEMBER 30, 2011

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 64	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-Present; President, CEO and Director of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt.	6	Committee Member Theater Under the Stars

Independent Trustees

John R. Parker 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 65	Trustee	From 2004	Self-employed Investor Consultant	6	None

James F. Leary 10000 N. Central Expressway Suite 400 Dallas, TX 75231 Age: 81	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Pacesetter Capital Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 52	Trustee	From 2004	CEO/President of Freedom Stores, Inc.	6	None

John M. Briggs, CPA 435 Williams Road Wynnewood, PA 19096-1632 Age: 61	Trustee	From 2005	CPA, Former Treasurer of Susan G. Komen Breast Cancer Foundation from 2005 – 2011.	6	Director-Healthcare Services Group, Inc. Since 1992.
Executive Officers

Claude C. Cody, IV 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 59	Sr. Vice President	From 2010

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Senior Vice President & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – present).  Officer of other Capstone Funds.

				N/A	None

Scott Wynant 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 55	Sr. Vice President	From 2008

Sr. Vice President of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008-present; Senior Vice President of Roger H. Jenswold & Company, Inc. from March 2010-Presenrt; Executive Vice President of AG Financial Wealth Management Solutions, LLC from April 1997 – August 2008. Officer of other Capstone Funds

				N/A	None

Richard A. Nunn 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 65	Sr. Vice President, Secretary and Chief Compliance Officer	From 2004

Senior Vice President and  Chief Compliance Officer of Capstone Asset Management Company; Senior Vice President of Capstone Financial Services, Inc.;  Senior Vice President and Chief Compliance Officer of Capstone Financial Solutions, LLC from November 2008 – Present; Senior Vice President of CFS Consulting Services, LLC from November 2008-Present; Senior Vice President and  Chief Compliance officer  of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, 2000-present.  Richard A. Nunn, CPA, Business Consulting.

				N/A	None

Kimberly A. Wallis 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 44	Asst. Vice President Compliance; also, since August 24, 2006, Asst. Secretary	From 2004

Asst. Vice President Compliance and Assistant Secretary of Capstone Asset Management Company and Capstone Financial Services, Inc.; Senior Vice President Compliance, Chief Compliance Officer and Secretary of Capstone Asset Planning Company, Asst. Vice President Compliance and Asst. Secretary of Capstone Financial Solutions, LLC from November 2008 - Present; Assistant Secretary of CFS Consulting Services, LLC from November 2008 – Present; Asst. Vice President Compliance and Asst. Secretary of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

Carla Homer 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 52	Treasurer and Principal Financial Accounting Officer	From 2004

Treasurer of Capstone Asset Management Company, Capstone Asset Planning Company and Capstone Financial Services, Inc.; Treasurer of Capstone Financial Solutions, LLC and CFS Consulting Services, LLC from November 2008 – Present; Treasurer of Roger H. Jenswold & Company, Inc. from March 2010-Present; Officer of other Capstone Funds.

				N/A	None

*

Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in: The Statement of Additional Information

(“SAI”). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund’s strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission (“SEC”) by:

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

-

visiting the SEC’s public reference room. (Call  1-202-942-8090 for information or email publicinfo@sec.gov).

-

sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

-

visiting the SEC’s website — http://www.sec.gov/

The Fund’s Investment Company Act File Number with the SEC is: 811-21662.

Capstone Asset Planning Company

3700 W. Sam Houston Parkway S., Suite 250

Houston, Texas 77042

1-800-262-6631info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2011

2010

(a) Audit Fees

$90,000

$30,386

(b) Audit-Related Fees

$0

$0

(c) Tax Fees

$2,000

$2,000

(d) All Other Fees

$0

$0

(e) Pre-Approval Policies and Procedures

For the fiscal years ended September 30, 2011, 2010, 2009, 2008, 2007, 2006 and 2005, 100% of the services described in paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

See Pre-Approval Policies and Procedures below.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

CAPSTONE SERIES FUND, INC.

STEWARD FUNDS, INC.

CHURCH CAPITAL FUND

(each, a“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1

1

The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2

2

Service Affiliates are listed in Appendix D.

 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

3

Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B.  Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.”  The “fund complex” includes Service Affiliates and other entities.  These prohibited services are listed in Appendix C.  Fund Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4

4

Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

These policies and procedures are intended to comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

B.

General

1.

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

C.

Pre-Approval of Audit Services to the Fund

1.

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.)  In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.

The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

D.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.

Standard for Pre-Approval  The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.  In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

E.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.  The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved.  Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.  For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.  The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C.  If the review is by a Designated Member, such Designated Member will either:

(a)

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

F.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved.  This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)

At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

G.

Amendment; Annual Review

1.

The Audit Committee may amend these procedures from time to time.

2.

These procedures shall be reviewed periodically, as needed, by the Audit Committee.

H.

Recordkeeping

1.

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

4.

Annual audit of the Fund’s financial statements and quarterly reviews.

5.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

6.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

7.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.”  If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.

Audit of an employee benefit plan.

2.

Due diligence procedures related to mergers and acquisitions.

3.

Review of internal controls.

4.

Consultations concerning financial accounting and reporting standards.

5.

Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.

Tax compliance services, including preparation of tax returns.

2.

Tax planning and advice.

Other Non-Audit Services

1.

Advisory and consultation services.

2.

Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below.  Fund Complex Entities include:

1.

The Fund, its investment manager and investment adviser;

2.

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:  The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Adviser/Administrator/Distributor:

Capstone Asset Management Company

Capstone Asset Planning Company

Funds (includes all series and classes):

Capstone Series Fund, Inc.

Steward Funds, Inc.

Church Capital Fund

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

8.

Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

º

Maintaining or preparing the accounting records for a Fund Complex Entity;

º

Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis for such financial statements; or

º

Preparing or originating source date underlying a Fund Complex Entity’s financial statements.

9.

Financial information systems design and implementation, including:

º

Directly or indirectly operating, or supervising the operation of a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

º

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

10.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

11.

Actuarial services.  This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts.  This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

12.

Internal audit outsourcing services.  This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception:  The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

13.

Management functions.  This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

14.

Human resources.  Services in this category are:

º

searching for or seeking out prospective candidates for managerial, executive, or director positions;

º

engaging in psychological testing, or other formal testing or evaluation programs;

º

undertaking reference checks of prospective candidates for an executive or director position;

º

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

º

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

15.

Broker-dealer, investment adviser, or investment banking services.  Services in this category are:

º

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

º

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

º

executing a transaction to buy or sell an audit client’s investment; or

º

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

16.

Legal services.  A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

17.

Expert services unrelated to the audit.  This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation.  This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Capstone Asset Management Company

Capstone Asset Planning Company

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Briggs Bunting and Dougherty LLP billed Capstone Financial Service Inc. $44,000 related to (1) an audit of the advisor and entity’s under common control of the advisor, for the fiscal year-ended September 30, 2005 and (2) agreed upon procedures on policies and procedures of a service provider to assist the Funds Chief Compliance Officer in his annual 38a-1 review of other funds in the investment company complex. No such billings occurred during the period ending September 30, 2006.

(h) Disclose whether the registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted:  March 1, l994

Revised:  May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  September 18, 2008

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

Securities No Longer Held - CAMCO generally will not vote proxies with respect to securities of a Client that are no longer held by a Client, having been sold on or after the record date.

c.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

Vote the proxies in accordance with the recommendations of an independent proxy voting service;

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  To provide centralized management of the proxy voting process, CAMCO shall establish a Proxy Voting Committee comprised of all members of the CAMCO Investment Committee and one or more representatives of the legal compliance area.  (See Appendix B).

The Proxy Voting Committee shall:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO shall designate, from time to time, one or more persons, to be identified in Appendix B, to monitor compliance with these Procedures and with applicable regulatory requirements.

f.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violation of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:  (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and  (2) only if the director's legal expenses would be covered.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approval proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

12883583.1.BUSINESS

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

Item 8.  Portfolio Managers of Closed-End Funds.

The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 10 years.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	2	$186	46	41.5	$226.5

None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager derives 75% from base salary and 25% from CAMCO's profit sharing plan.  The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2007, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date December 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date December 9, 2011

By /s/Carla Homer

   Carla Homer

   Treasurer

Date December 9, 2011

Footnotes